SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the 20th day of January, 2006

AMONG:

RECOV ENERGY CORP., of 3163 Kennedy Boulevard, Jersey City, New Jersey 07306

(“Pubco”)

AND:

GENERAL GOLD CORPORATION, of 1 E. Liberty Street, Suite 6000, Reno, Nevada 89501

(“General Gold”)

AND:

THE UNDERSIGNED SHAREHOLDERS OF GENERAL GOLD AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the “Selling Shareholders”)

WHEREAS:

A.    The Selling Shareholders are the registered and beneficial owners of 36,097,500 issued and outstanding ordinary shares in the capital of General Gold;

B.    Certain of the Selling Shareholders are the registered and beneficial owners of 3,048,750 issued and outstanding convertible securities in the capital of General Gold;

C.    Pubco has agreed to issue one (1) common share in the capital of Pubco for each ordinary share of General Gold held by the Selling Shareholders, effectively issuing 36,097,500 common shares in the capital of Pubco;

D.    Pubco has agreed to issue one (1) warrant in the capital of Pubco for each warrant of General Gold held by certain of the Selling Shareholders, effectively issuing 3,048,750 warrants in the capital of Pubco; and

E.    Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding ordinary shares held by the Selling Shareholders to Pubco in exchange for common shares of Pubco and those Selling Shareholders holding warrants have agreed to sell all of the issued and outstanding warrants held by such Selling Shareholders to Pubco in exchange for warrants of Pubco.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by Pubco to each of the Selling Shareholders and to General Gold, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.	DEFINITIONS

1.1                        Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;
(b)

“Closing” shall mean the completion of the Transaction, in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c)

“Closing Date” shall mean a date not later than ten days following the satisfaction or written waiver by Pubco and General Gold of the conditions precedent set out in Sections 5.1 and 5.2 respectively, or such other date as mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6;

(d)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;
(e)

“Convertible Notes” shall mean the loans and advances received by Pubco from Pubco stockholders and related parties, which are in the form of unsecured convertible demand loans bearing interest at 6% to 15% per annum, with a balance due of $338,618 as of September 30, 2005 which includes approximately $133,969 of accrued interest as of September 30, 2005, with a rate of conversion for the Convertible Notes of $0.0185 per common share.

(f)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;
(g)	“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;
(h)

“General Gold Shares” shall mean the 36,097,500 ordinary shares of General Gold held by the Selling Shareholders, being all of the issued and outstanding ordinary shares of General Gold beneficially held, either directly or indirectly, by the Selling Shareholders;

(i)	“General Gold Warrants” shall mean the 3,048,750 warrants of General Gold held by certain of the Selling Shareholders, being all of the issued and outstanding warrants of General Gold beneficially held, either directly or indirectly, by such of the Selling Shareholders entitling the holder thereof to acquire one additional General Gold Share at an exercise price of $0.25;

(j)	“Pubco Shares” shall mean those 36,097,500 fully paid and non-assessable common shares of Pubco to be issued to the Selling Shareholders by Pubco on the Closing Date;
(k)	“Pubco Warrants” shall mean those 3,048,750 warrants of Pubco on the same terms as the General Gold Warrants to be issued to certain of the Selling Shareholders by Pubco on the Closing Date;
(l)	“SEC” shall mean the Securities and Exchange Commission;
(m)	“Securities Act” shall mean the United States Securities Act of 1933, as amended;
(n)

“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

(o)

“Transaction” shall mean the purchase of the General Gold Shares and the General Gold Warrants by Pubco from the Selling Shareholders in consideration for the issuance of the Pubco Shares and the Pubco Warrants.

1.2                        Schedules. The following schedules are attached to and form part of this Agreement:

Schedule 1	–	Selling Shareholders
Schedule 2	–	Certificate of Non-U.S. Shareholder
Schedule 3	–	Certificate of U.S. Shareholder
Schedule 4	–	Directors and Officers of General Gold
Schedule 5	–	Directors and Officers of Pubco
Schedule 6	–	General Gold Leases, Subleases, Claims, Capital Expenditures and Other Property Interests
Schedule 7	–	Material Contracts

1.3                        Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2.	THE OFFER, PURCHASE AND SALE OF SHARES

2.1                        Offer, Purchase and Sale of Shares and Warrants. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Pubco, and Pubco hereby covenants and agrees to purchase from the Selling Shareholders all of the General Gold Shares and General Gold Warrants held by the Selling Shareholders.

2.2	Consideration. As consideration for the sale of the:
(a)	General Gold Shares held by the Selling Shareholders, Pubco shall allot and issue the Pubco Shares to the Selling Shareholders on the basis of one (1) Pubco Share for one (1) General Gold Share; and
(b)

General Gold Warrants held by certain of the Selling Shareholders, Pubco shall allot and issue the Pubco Warrants to such Selling Shareholders on the basis of one (1) Pubco Warrant for one (1) General Gold Warrant.

The Selling Shareholders acknowledge and agree that the Pubco Shares and the Pubco Warrants are being issued pursuant to the safe harbor from the prospectus and registration requirements of the Securities Act. The Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Pubco Shares and the Pubco Warrants issued on Closing will be endorsed with one of the following legends pursuant to the Securities Act in order to reflect the fact that the Pubco Shares and the Pubco Warrants will be issued to the Selling Shareholders pursuant to exemptions or safe harbors from the registration requirements of the Securities Act:

For holders of General Gold Shares and General Gold Warrants resident in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D OF THE ACT OR PURSUANT TO THE SAFE HARBOR FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

For holders of General Gold Shares and General Gold Warrants resident outside the United States:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.3                        Share Exchange Procedure. Each Selling Shareholder may exchange his, her or its certificate representing the General Gold Shares and, where applicable, his, her or its certificate representing the General Gold Warrants, by delivering such certificate(s) to Pubco duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Pubco Shares and, where applicable, certificates for the Pubco Warrants, to the holder thereof together with: (i) a Regulation S Investment Letter (if such holder is resident outside of the United States), a copy of which is attached hereto in Schedule 2, or (ii) a Regulation D Investment Letter (if such holder is resident in the United States), a copy of which is attached hereto in Schedule 3.

2.4                        Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.5                        Restricted Shares and Warrants. The Selling Shareholders acknowledge that the Pubco Shares and the Pubco Warrants issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

2.6                        Exemptions. The Selling Shareholders resident in British Columbia acknowledge that Pubco has advised such Selling Shareholders that Pubco is relying on an exemption from the prospectus requirements of the Securities Act (British Columbia) (the “British Columbia Act”) to issue the Pubco Shares and the Pubco Warrants to each of the Selling Shareholders and, as a consequence, certain protections, rights and remedies provided by the British Columbia Act, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

2.7                        Resale Restrictions. The Selling Shareholders acknowledge that resale of any of the Pubco Shares or the Pubco Warrants by Selling Shareholders resident in Canada is restricted except pursuant to an exemption from applicable securities legislation.

2.8	Registration Rights. Pubco shall:
(a)

subject to receipt of necessary information from General Gold, use its reasonable best efforts to prepare and file with the SEC as soon as practicable, a registration statement on Form SB-2 (the “Registration Statement”), to enable the resale of 100% of the Pubco Shares and 100% of the shares issuable on exercise of the Pubco Warrants (collectively the “Registrable Securities”) by the Selling Shareholders from time to time on the OTCBB and use all reasonable best efforts to cause the Registration Statement to be declared effective as promptly as possible after filing and remain continuously effective until the earlier of (i) the second (2nd) anniversary of the Closing Date, or (ii) such time as all Registrable Securities exercised pursuant to this Agreement have been sold thereunder or pursuant to Rule 144 under the Securities Act (the “Registration Period”). In the event that Form SB-2 is unavailable for such registration, Pubco shall use such other form as is available for such a registration; provided, however, that Pubco will promptly file a new Registration Statement on Form S-3 covering the resale of the Registrable Securities in the event that such Form becomes available at any time while Registrable Securities are outstanding and have not yet been sold to the public;

(b)

prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period;

(c)

furnish to each of the Selling Shareholders with respect to the Registrable Securities registered under the Registration Statement a copy of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Selling Shareholders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Selling Shareholders;

(d)

file documents required of Pubco for normal blue sky clearance in states specified in writing by General Gold; provided, however, Pubco shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(e)

within a reasonable time after a Registration Statement covering the Registrable Securities is ordered effective by the SEC, Pubco shall deliver, or shall cause its legal counsel to deliver, to the transfer agent for such Registrable Securities confirmation that such Registration Statement has been declared effective by the SEC;

(f)

bear all expenses in connection with the procedures in paragraph (a) through (f) of this Section 2.8 and the registration of the Registrable Securities pursuant to the Registration Statement except for the fees and expenses, if any, of legal counsel or advisers to the Selling Shareholders or underwriting discounts, brokerage fees and commissions incurred by the Selling Shareholders, if any; and

(g)

not, for a period of thirty (30) days after the effectiveness of the Registration Statement, authorize or issue any shares of its capital stock to any person or entity except as may be required by this Agreement or any securities that are issued pursuant to a safe harbour from the registration and prospectus requirements of the Securities Act or to a non-U.S. person pursuant to Regulation S under the Securities Act.

It shall be a condition precedent to the obligations of Pubco to take any action pursuant to this Section 2.8 that General Gold shall furnish to Pubco such information regarding itself as shall be required to effect the registration of the Registrable Securities.

3.	REPRESENTATIONS AND WARRANTIES OF GENERAL GOLD

General Gold represents and warrants to Pubco, and acknowledges that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

3.1                        Organization and Good Standing. General Gold is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its respective business as now being conducted.

3.2                        Authority. General Gold has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “General Gold Documents”) to be signed by General Gold and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the General Gold Documents by General Gold and the consummation of the transactions contemplated hereby have been duly authorized by General Gold’s board of directors. No other corporate or shareholder proceedings on the part of General Gold is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other General Gold Documents when executed and delivered by General Gold as contemplated by this Agreement will be, duly executed and delivered by General Gold and this Agreement is, and the other General Gold Documents when executed and delivered by General Gold as contemplated hereby will be, valid and binding obligations of General Gold enforceable in accordance with their respective terms except as limited by:

(a)	applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;
(b)	laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	public policy.

3.3                        Capitalization of General Gold. The entire authorized capital stock and other equity securities of General Gold consist of 100,000,000 common shares (the “General Gold Common Stock”), par value of $0.001 per share. There are 36,097,500 General Gold Shares issued and outstanding and 3,048,750 General Gold Warrants issued and outstanding as of the date of this Agreement. All of the issued and outstanding:

(a)

General Gold Shares have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all state and federal laws and its articles and bylaws; and

(b)

General Gold Warrants have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights, are not subject to pre-emptive rights and were issued in full compliance with all state and federal laws and its articles and bylaws.

With the exception of the General Gold Warrants, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating General Gold to issue any additional ordinary shares of General Gold Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from General Gold any ordinary shares of General Gold Common Stock. There are no agreements purporting to restrict the transfer of the shares General Gold Common Stock or General Gold Convertible Securities, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the General Gold Common Stock.

3.4                        Title to General Gold Common Stock and General Gold Convertible Securities. Schedule 1 contains a list of the Selling Shareholders including each holder’s name, address and number of General Gold Shares and, where applicable, the number of General Gold Warrants, held.

3.5                        Directors and Officers of General Gold. The duly elected or appointed directors and the duly appointed officers of General Gold are as listed on Schedule 4 attached hereto.

3.6                        Corporate Records of General Gold. The corporate records of General Gold, as required to be maintained by it pursuant to all state and federal laws, are accurate, complete and current in all material respects, and the minute book of General Gold is, in all material respects, correct and contains all records required by the laws of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of General Gold.

3.7                        No Subsidiaries. General Gold does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not, prior to the Closing Date, acquire, or agree to acquire, any subsidiary or business operations without the prior written consent of Pubco.

3.8                        Non-contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of General Gold under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to General Gold, or any of its material property or assets;

(b)	violate any provision of the articles or bylaws of General Gold; or
(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to General Gold or any of its material property or assets.

3.9                        Actions and Proceedings. To the best knowledge of General Gold, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting General Gold or which involves any of the business, or the properties or assets of General Gold that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of General Gold (a “General Gold Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a General Gold Material Adverse Effect.

3.10	Compliance.
(a)

To the best knowledge of General Gold, General Gold is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of General Gold;

(b)

To the best knowledge of General Gold, General Gold is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a General Gold Material Adverse Effect;

(c)	General Gold has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of General Gold, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d)

General Gold has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. General Gold has not received any notice of any violation thereof, nor is General Gold aware of any valid basis therefore.

3.11                      Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by General Gold of the Transaction contemplated by this Agreement or to enable Pubco to continue to conduct General Gold’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.12                      Financial Representations. General Gold has provided Pubco with true, correct, and complete audited balance sheets for General Gold dated as of April 30, 2005 (the “Accounts Date”), together with related consolidated statements of income, cash flows, and changes in shareholder’s equity for the fiscal year then ended (collectively, the “General Gold Financial Statements”). The General Gold Financial Statements:

(a)	are in accordance with the books and records of General Gold;
(b)	present fairly the financial condition of General Gold as of the respective dates indicated and the results of operations for such periods; and
(c)	have been prepared in accordance with GAAP.

General Gold has not received any advice or notification from its independent certified public accountants that General Gold has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the General Gold Financial Statements or the books and records of General Gold, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of General Gold accurately and fairly reflect, in reasonable detail, the assets, and liabilities of General Gold. General Gold has not engaged in any transaction, maintained any bank account, or used any funds of General Gold, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of General Gold.

3.13                      Absence of Undisclosed Liabilities. Except as disclosed in Schedule 6, General Gold does not have any liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a)	have not heretofore been paid or discharged;

(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan except as specifically disclosed in Schedule 6; or
(c)	have not been incurred, in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

For purposes of this Agreement, including Section 4.13, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

3.14	Tax Matters.
(a)	As of the date hereof:
(i)

General Gold has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to it; and

(ii)	all such returns are true and correct in all material respects.
(b)

General Gold has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a General Gold Material Adverse Effect.

(c)

General Gold is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

(d)

All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

(e)

To the best knowledge of General Gold, the General Gold Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to General Gold for any period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the date of this Agreement or for any profit earned by General Gold on or prior to the date of this Agreement or for which General Gold is accountable up to such date and all contingent liabilities for Taxes have been provided for or disclosed in the General Gold Financial Statements.

3.15                      Absence of Changes. Since May 1, 2005, General Gold, and except as set out in Schedule 6, has not:

(a)

incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)

sold, encumbered, assigned or transferred any material fixed assets or properties which would have been included in the assets of General Gold if the closing had been held on May 1, 2005 or on any date since then, except for ordinary course of business transactions consistent with past practice;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of General Gold to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;
(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);
(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)

made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $25,000 (other than as disclosed in Schedule 6), except such as may be involved in ordinary repair, maintenance or replacement of its assets;

(j)

other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or
(l)	agreed, whether in writing or orally, to do any of the foregoing.

3.16                      Personal Property. General Gold possess, and have good and marketable title of, all property necessary for the continued operation of the business of General Gold as presently conducted and as represented to Pubco. All such property is used in the business of General Gold. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by General Gold is owned by General Gold free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 6.

3.17                      Insurance. The assets, properties and operations of General Gold are insured under various policies of general liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by General Gold or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

3.18                      Employees and Consultants. All employees and consultants of General Gold have been paid all salaries, wages, income and any other sum due and owing to them by General Gold, as at the end of the most recent completed pay period. General Gold is not aware of any labor conflict with any of General Gold’s employees or the employees of any of the Subsidiaries that might reasonably be expected to have a General Gold Material Adverse Effect. To the best knowledge of General Gold, no employee of General Gold is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with General Gold or any other nature of the business conducted or to be conducted by General Gold.

3.19                      Real Property. General Gold does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which General Gold is a party or is bound, as listed on Schedule 6 attached hereto, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by General Gold pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. General Gold has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.20                      Material Contracts and Transactions. Schedule 7 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which General Gold is a party (each, a “Contract”). Each Contract is in full force and effect, and there exists no material breach or violation of or default by General Gold under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by General Gold. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.21                      Certain Transactions. General Gold is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever. General Gold is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.22                      No Brokers. General Gold has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

3.23                      Completeness of Disclosure. No representation or warranty by General Gold in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4.	REPRESENTATIONS AND WARRANTIES OF PUBCO

Pubco represents and warrants to General Gold and the Selling Shareholders and acknowledges that General Gold and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of General Gold or the Selling Shareholders, as follows:

4.1                        Organization and Good Standing. Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pubco is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.

4.2                        Authority. Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Pubco Documents”) to be signed by Pubco and to perform its obligations hereunder and to consummate the Transaction contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the Transaction contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the Transaction contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;
(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	as limited by public policy.

4.3                        Capitalization of Pubco. The entire authorized capital stock and other equity securities of Pubco consists of 200,000,000 shares of common stock (the “Pubco Common Stock”), par value of $0.001 per share and 50,000,000 shares of preferred stock, par value of $0.001 per share. There are 7,669,521 shares of Pubco Common Stock issued and outstanding as of the date of this Agreement and no shares of preferred stock outstanding. All of the issued and outstanding shares of Pubco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations.

With the exception of the Pubco Warrants and the Convertible Notes as indicated on the Pubco Financial Statements (as defined below) there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Common Stock. There are no agreements purporting to restrict the transfer of the shares of Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Common Stock.

4.4                        Directors and Officers of Pubco. The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on Schedule 5 attached hereto.

4.5                        Corporate Records of Pubco. The corporate records of Pubco, as required to be maintained by it pursuant to the law of the State of Delaware, are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all records required by the law of the State of Delaware in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.

4.6                        Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of this Transaction will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of Pubco; or
(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.

4.7                        Validity of Pubco Common Stock and Pubco Convertible Securities Issuable upon the Transaction. The Pubco Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Pubco Warrants to be issued to certain of the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued.

4.8                        Actions and Proceedings. To the best knowledge of Pubco, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pubco, threatened against Pubco which involves any of the business, or the properties or assets of Pubco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Pubco taken as a whole (a “Pubco Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

4.9	Compliance.
(a)

To the best knowledge of Pubco, Pubco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pubco Material Adverse Effect;

(b)

To the best knowledge of Pubco, Pubco has duly filed all material reports and returns required to be filed by the respective entities with governmental authorities and has obtained all material governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pubco, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(c)

Pubco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to their respective business. Pubco has not received any notice of any violation thereof, nor is Pubco aware of any valid basis therefore.

4.10                      Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11                      SEC Filings. Pubco has furnished or made available to General Gold and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Pubco with the SEC (and as such documents have since the time of their filing been amended, the “Pubco SEC Documents”). Pubco has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the Pubco SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Pubco SEC Documents.

4.12                      Financial Representations. Included with the Pubco SEC Documents are true, correct, and complete copies of audited balance sheets for Pubco dated as of March 31, 2005 (the “Pubco Accounting Date”) together with related statements of income, cash flows, and changes in shareholder’s equity for the fiscal year then ended (collectively, the “Pubco Financial Statements”). The Pubco Financial Statements:

(a)	are in accordance with the books and records of Pubco;
(b)	present fairly the financial condition of Pubco as of the respective dates indicated and the results of operations for such periods; and
(c)	have been prepared in accordance with GAAP.

Pubco has not received any advice or notification from its independent certified public accountants that Pubco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Pubco Financial Statements or the books and records of Pubco, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Pubco accurately and fairly reflect, in reasonable detail, the assets, and liabilities of Pubco. Pubco has not engaged in any transaction, maintained any bank account, or used any funds of Pubco, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Pubco.

4.13                      Absence of Undisclosed Liabilities. Pubco has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a)	are not set forth in the Pubco Financial Statements or have not heretofore been paid or discharged;
(b)

did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

(c)

have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Pubco Financial Statements.

4.14	Tax Matters.
(a)	As of the date hereof:
(i)

Pubco has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and

(ii)	all such returns are true and correct in all material respects.
(b)	Pubco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof.
(c)

Pubco is not presently under and has not received notice of, any contemplated investigation or audit by the Canada Revenue Agency or the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

(d)

All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

(e)

To the best knowledge of Pubco, the Pubco Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Pubco for the accounting period ended on the Pubco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Pubco Accounting Date or for any profit earned by Pubco on or prior to the Pubco Accounting Date or for which Pubco is accountable up to such date and all contingent liabilities for Taxes have been provided for or disclosed in the Pubco Financial Statements.

4.15	Absence of Changes. Since April 1, 2005, Pubco has not:

(a)

incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties;
(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Pubco to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)	declared or paid any dividend or made or agreed to make any other distribution;
(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;
(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);
(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $25,000;
(j)

other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or
(l)	agreed, whether in writing or orally, to do any of the foregoing.

4.16                      Absence of Certain Changes or Events. Except as and to the extent disclosed in the Pubco SEC Documents, there has not been:

(a)	a Pubco Material Adverse Effect; or
(b)	any material change by Pubco in its accounting methods, principles or practices.

4.17                      No Subsidiaries. Pubco has no subsidiaries and no branch, agency, place of business or permanent establishment except as disclosed in the Pubco SEC Documents.

4.18                      Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pubco, except as disclosed in the Pubco SEC Documents.

4.19                      Employees and Consultants. Pubco does not have any employees or consultants, except as disclosed in the Pubco SEC Documents.

4.20                      Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pubco is a party except for this Agreement and except as disclosed in the Pubco.

4.21                      No Brokers. Pubco has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.22                      Completeness of Disclosure. No representation or warranty by Pubco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to General Gold pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5.	CLOSING CONDITIONS

5.1                        Conditions Precedent to Closing by Pubco. The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below within ten days after execution and delivery of this Agreement or such other date as mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Pubco and may be waived by Pubco in its discretion.

(a)

Representations and Warranties. The representations and warranties of General Gold set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and General Gold will have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by General Gold in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that General Gold and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents. This Agreement, the General Gold Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, will have been executed and delivered to Pubco.

(d)	Secretary’s Certificate – General Gold. Pubco will have received a certificate from the Secretary of General Gold attaching:
(i)	a copy of General Gold’s articles, bylaws and all other incorporation documents, as amended through the Closing Date; and
(ii)	copies of resolutions duly adopted by the board of directors of General Gold approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.
(e)

Legal Opinion – General Gold. Pubco will have received an opinion, dated as of the Closing Date, from counsel for General Gold, and such other local or special counsel as is appropriate, all of which opinion will be in the form and substance reasonably satisfactory to Pubco and its counsel.

(f)

Third Party Consents. General Gold will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Pubco.

(g)	No Material Adverse Change. No General Gold Material Adverse Effect will have occurred since the date of this Agreement.
(h)	No Action. No suit, action, or proceeding will be pending or threatened which would:
(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or
(ii)	cause the Transaction to be rescinded following consummation.
(i)	Outstanding Shares and Warrants. General Gold will have no more than 36,097,500 shares of General Gold Common Stock and 3,048,750 General Gold Warrants outstanding on the Closing Date.

(j)

Due Diligence Review of Financial Statements. Pubco and its accountants will be reasonably satisfied with their due diligence investigation and review of the consolidated audited financial statements of General Gold, and the contents thereof, (including corporate tax returns, general ledger listings, adjusting entries and opening trial balances), prepared in accordance with GAAP;

(k)

Due Diligence Generally. Pubco and its solicitors will be reasonably satisfied with their due diligence investigation of General Gold that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(i)	materials, documents and information in the possession and control of General Gold and the Selling Shareholders which are reasonably germane to the Transaction;
(ii)	a physical inspection of the assets of General Gold by Pubco or its representatives; and
(iii)	title to the material assets of General Gold.
(l)

Compliance with Securities Laws. Pubco will have received evidence satisfactory to Pubco that the Pubco Shares and the Pubco Warrants issuable in the Transaction will be issuable without registration pursuant to the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D or in reliance on the safe harbor from the registration requirements of the Securities Act provided by Regulation S. In order to establish the availability of an exemption or safe harbor from the registration requirements of the Securities Act for each issuance of Pubco Shares and, where applicable, of Pubco Warrants, to each Selling Shareholder, General Gold will deliver to Pubco on Closing investment representation letters executed by each Selling Shareholder as follows:

(i)

for each Selling Shareholder who is not a U.S. Person and who otherwise satisfies the eligibility requirements for issuance of Pubco Shares and, where applicable, of Pubco Warrants, in accordance with Rule 903 of Regulation S of the Securities Act, General Gold will deliver the Regulation S Investment Letter in a form reasonably acceptable to legal counsel for Pubco and for General Gold; and

(ii)

for each Selling Shareholder resident in the United States, General Gold will deliver the Regulation D Investment Letter in a form reasonably acceptable to legal counsel for Pubco and for General Gold.

5.2                        Conditions Precedent to Closing by General Gold. The obligation of General Gold and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below within ten days after execution and delivery of this Agreement or such other date as mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of General Gold and the Selling Shareholders and may be waived by General Gold and the Selling Shareholders in their discretion.

(a)

Representations and Warranties. The representations and warranties of Pubco set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to General Gold a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that Pubco is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)

Transaction Documents. This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to General Gold, will have been executed and delivered by Pubco.

(d)	Secretary’s Certificate - Pubco. General Gold will have received a certificate from the Secretary of Pubco attaching:
(i)	a copy of Pubco’s articles of incorporation and bylaws, as amended through the Closing Date; and
(ii)	copies of resolutions duly adopted by the board of directors of Pubco approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.
(e)

Legal Opinion – Pubco. General Gold will have received an opinion, dated as of the Closing Date, from counsel for Pubco, and such other local or special counsel as is appropriate, which opinion will opine only to the good standing of Pubco and the valid issuance of the Pubco Shares and the Pubco Warrants.

(f)	Third Party Consents. Pubco will have received duly executed copies of all third-party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Pubco.
(g)	No Material Adverse Change. No Pubco Material Adverse Effect will have occurred since the date of this Agreement.
(h)

No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or
(ii)	cause the Transaction to be rescinded following consummation.
(i)

Outstanding Shares. On the Closing Date, Pubco will have no more than 7,669,521 shares of Pubco Common Stock issued and outstanding immediately prior to the issuance of the Pubco Shares and the Pubco Warrants as contemplated by this Agreement and will have no more than 43,767,021 shares Pubco Common Stock and 3,048,750 Pubco Warrants issued and outstanding immediately after the issuance of the Pubco Shares and the Pubco Warrants as contemplated by this Agreement.

(j)	Public Market. On the Closing Date, the Pubco Common Stock will be quoted on the National Association of Securities Dealers, Inc.’s OTC Bulletin Board.
(k)

Due Diligence Review of Financial Statements. General Gold and its accountants will be reasonably satisfied with their due diligence investigation and review of the audited financial statements of Pubco, the Pubco SEC Documents and the Pubco Financial Documents, and the contents thereof, prepared in accordance with GAAP;

(l)

Due Diligence Generally. General Gold will be reasonably satisfied with their due diligence investigation of Pubco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

(m)	Resignations. General Gold will have received the undated written resignations of Robert Gilbert of the board of directors of Pubco.
(n)	Change in Directors. General Gold will have received a signed directors resolution appointing David Salari to the board of directors of Pubco, which, when appointed.
6.	ADDITIONAL COVENANTS OF THE PARTIES

6.1                        Access and Investigation. Between the date of this Agreement and the Closing Date, General Gold, on the one hand, and Pubco, on the other hand, will, and will cause each of their respective representatives to:

(a)	afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;
(b)

furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c)	furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.2                        Confidentiality. All information regarding the business of General Gold including, without limitation, financial information that General Gold provides to Pubco during Pubco’s due diligence investigation of General Gold will be kept in strict confidence by Pubco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pubco or disclosed to any third party (other than Pubco’s professional accounting and legal advisors) without the prior written consent of General Gold. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from General Gold, Pubco will immediately return to General Gold (or as directed by General Gold) any information received regarding General Gold’s business. Likewise, all information regarding the business of Pubco including, without limitation, financial information that Pubco provides to General Gold during its due diligence investigation of Pubco will be kept in strict confidence by General Gold and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by General Gold or disclosed to any third party (other than General Gold’s professional accounting and legal advisors) without Pubco’s prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Pubco, General Gold will immediately return to Pubco (or as directed by Pubco) any information received regarding Pubco’s business.

6.3                        Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.4                          Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, General Gold and Pubco will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of General Gold or Pubco, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.5                        Conduct of General Gold and Pubco Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, General Gold will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that General Gold otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.6                        Certain Acts Prohibited – General Gold. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, General Gold will not, without the prior written consent of Pubco:

(a)	amend its articles, bylaws or other incorporation documents;
(b)	incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of General Gold;
(c)	dispose of or contract to dispose of any General Gold property or assets except in the ordinary course of business consistent with past practice;
(d)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any of the General Gold Common Stock or General Gold Convertible Securities, or any rights, or options to acquire, any such shares or warrants, voting securities or convertible securities;

(e)	(i) declare, set aside or pay any dividends on, or make any other distributions in respect of the General Gold Common Stock or General Gold Convertible Securities; or
(ii)

split, combine or reclassify any of the General Gold Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of General Gold Common Stock; or

(f)

not materially increase benefits or compensation expenses of General Gold, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person, other than to effect the employment agreements contemplated in Section 6.9 hereof.

6.7                        Certain Acts Prohibited - Pubco. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of General Gold:

(a)	amend its articles of incorporation, bylaws or other charter documents;

(b)	incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Pubco;
(c)	dispose of or contract to dispose of any Pubco property or assets except in the ordinary course of business consistent with past practice;
(d)	issue or sell shares of Pubco Common Stock, or any rights, or options to acquire, any Pubco Common Stock or warrants of Pubco, voting securities or convertible securities;
(e)

declare, set aside or pay any dividends on, or make any other distributions in respect of the Pubco Common Stock, or split, combine or reclassify any Pubco Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Pubco Common Stock; or

(f)

not materially increase benefits or compensation expenses of Pubco, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.8                        Public Announcements. Pubco and General Gold each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

6.9                        Employment Agreements. Between the date of this Agreement and the Closing Date, General Gold will have made necessary arrangements to employ all of the hourly and salaried employees of General Gold reasonably necessary to operate such business substantially as presently operated.

6.10                      Pubco Board of Directors. Immediately upon the Closing, the current directors of Pubco will adopt resolutions appointing a new director to the board of directors for Pubco being David Salari.

6.11                      Reverse Split Protection. Between the date of this Agreement and 12 months post Closing, Pubco will not split or reclassify any Pubco Common Stock, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Pubco Common Stock.

7.	CLOSING

7.1                        Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Pubco or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for General Gold and Pubco, provided such undertakings are satisfactory to each party’s respective legal counsel.

7.2                        Closing Deliveries of General Gold and the Selling Shareholders. At Closing, General Gold and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of General Gold evidencing approval of this Agreement and the Transaction;
(b)

if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c)	share certificates representing the General Gold Shares and, where applicable, the certificates representing the General Gold Warrants, as required by Section 2.3 of this Agreement;
(d)	all certificates and other documents required by Section 5.1 of this Agreement;
(e)	a certificate of an officer of General Gold, dated as of Closing, certifying that:
(i)	each covenant and obligation of General Gold has been complied with; and
(ii)	each representation, warranty and covenant of General Gold is true and correct at the Closing as if made on and as of the Closing; and
(f)	the General Gold Documents and any other necessary documents, each duly executed by General Gold, as required to give effect to the Transaction.

7.3                        Closing Deliveries of Pubco. At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to General Gold:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;
(b)	share certificates representing the Pubco Shares and, where applicable, certificates representing the Pubco Warrants, to the Selling Shareholders in the amounts as set out in Schedule 1;
(c)	all certificates and other documents required by Section 5.2 of this Agreement;

(d)	a certificate of an officer of Pubco, dated as of Closing, certifying that:
(i)	each covenant and obligation of Pubco has been complied with; and
(ii)	each representation, warranty and covenant of Pubco is true and correct at the Closing as if made on and as of the Closing;
(e)	the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction;
(f)	the resignations required by Section 5.2 of this Agreement; and
(g)	the resolution required by Section 5.2 of this Agreement.
8.	TERMINATION

8.1                        Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of Pubco and General Gold;
(b)

Pubco, if there has been a breach by General Gold or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of General Gold or the Selling Shareholders that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given by Pubco (except that no cure period will be provided for a breach by General Gold or the Selling Shareholders that by its nature cannot be cured);

(c)

General Gold, if there has been a breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of General Gold, within ten business days after notice of such breach is given by General Gold (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured);

(d)	Pubco or General Gold, if the Transaction contemplated by this Agreement has not been consummated prior to February 1, 2006, unless the parties agree to extend such date; or
(e)

Pubco or General Gold if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2                        Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however,

that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9.	INDEMNIFICATION, REMEDIES, SURVIVAL

9.1                        Certain Definitions. For the purposes of this Article 9, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or General Gold including damages for lost profits or lost business opportunities.

9.2                        Agreement of General Gold and the Selling Shareholders to Indemnify. General Gold and the Selling Shareholders will indemnify, defend, and hold harmless Pubco, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco by reason of, resulting from, based upon or arising out of:

(a)

the breach by General Gold or the Selling Shareholders of any representation or warranty of General Gold or the Selling Shareholders contained in or made pursuant to this Agreement, any General Gold Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by General Gold or the Selling Shareholders of any covenant or agreement of General Gold made in or pursuant to this Agreement, any General Gold Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3                        Agreement of Pubco to Indemnify. Pubco will indemnify, defend, and hold harmless General Gold and its respective officers, directors, employees and affiliates, and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by General Gold and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by Pubco of any covenant or agreement of Pubco made in or pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement.

10.	MISCELLANEOUS PROVISIONS

10.1                      Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representations, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

10.2                      Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3                      Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4                      Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

10.5                      Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6                      Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to General Gold or any of the Selling Shareholders:

General Gold Corporation

1E. Liberty Street

Suite 6000

Reno, Nevada 89501

Attention:	William Whittle
Telephone:	775.686.6078
Fax:	775. 686.6066

With a copy (which will not constitute notice) to:

Clark Wilson LLP

Barristers & Solicitors

Suite 800 – 885 W. Georgia Street

Vancouver, B.C. V6C 3H1

Attention:	Bill Macdonald
Telephone:	604.687.5700
Fax:	604.687.6314

If to Pubco:

Recov Energy Corp

3163 Kennedy Boulevard

Jersey City, New Jersey 07306

Attention:	Richard Verdiramo
Telephone:	201.217.4137
Fax:	201.876.5023

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

10.7                      Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8                      Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9                      Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10                   Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed therein.

10.11                     Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12                   Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.13                   Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.14                   Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

10.15                   Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

RECOV ENERGY CORP.

Per:	/s/ Richard Verdiramo
Authorized Signatory

Richard Verdiramo, President

GENERAL GOLD CORPORATION

Per:	/s/ William Whittle
Authorized Signatory

William Whittle, President

Cassie A. Terrell	Marie Zubkoff

Andrew Walsh	David E. Havrilla

O AND M MARKETING CO. LLC

Per:
Authorized Signatory

ZM MARKETING LLC

Per:
Authorized Signatory

Lynn Zollinger	Scott Renninger

Peggy L. Swan	Napoleon Pisano

John P. Nguyen	Bob N. Laws

LIFE-FLO HEALTH CARE PRODUCTS

Per:
Authorized Signatory

John Rose, President

John A. Medina	Craig R. Moore

Linda June Muirhead	Russell R. Nichols

Robert L. Hall	Jose Felix Rivera

Vivian A. Saenz	Craig Scott Thorpe

Jack Tomasino	Augustine Vega

Ben I. Welch	Epifano I. Welch

Mary P. Welch	Erlinda Wenniger

Sarah V. Carrasco	Mr. Kenneth M. Ferjo

Mrs. Kenneth M. Ferjo	Tammy L. Frichette

John L. Hay, Trustee of the	Lori Hernandez

John L. Hay Revocable Trust

James M. Kerrigan	Margaret A. Kerrigan

Carol S. Knott	Samuel G. Nunnemaker

Robert G. Carrington	Diane Spehar

Gloria Liebert	Katherine R. Arroyo

Mary E. Buitron	James D. Garcia

Bingham C. Doan	Marcos J. Vega

Phyllis Jones	Paul Welch

Steven K. Belnap	Maximillian Vigil

Maia B. Ray	Brad Marchant

Robert Waters	Strato Malamas

Lawrence Myers	Justin Myers

Chloe Myers	Zachary Myers

Edward Bela Handja	Despina Malamas

Stephanie Malamas	Nicole Malamas

Jason Beers	Jerry Stefaniuk

0692740 B.C. LTD.

Per:
Authorized Signatory

Mike Bishop	David Kirk

Rebecca Suiker	Robert Carrington

John Carrington	Samuel Nunnemaker

Michael Kelly	David W. Gradidge

William Whittle	David J. Salari

FastMarine Group Ltd.

Per:
Authorized Signatory

Robert Turner	Walter T. Plummer

GRASSY MOLE ENTERPRISES LTD.

Per:
Authorized Signatory

Judith Parent	Stephen Parent

AEGEAN CAPITAL MANAGEMENT

Per:
Authorized Signatory

THORIDAR V LTDA.

Per:
Authorized Signatory

Ed Handja	Jon E. Kiesel

Kenneth M. Ferjo	Jennifer Remmel

Brett Cordes	Nuel G. Stroheker

Colleen M. Sweeney	Karmali Valimohamed

Gulzar Valimohamed	Louis Kish

John R. Rose	Nyangenya I. Maniga

Amy L. Martinez	John Karnish

Terry Sklavenitis	Mickey Goldberg

Nick Salari	Douglas M. Jones

Vincent A. Zaldivar	Georgios Polyhronopoulos

Daniel E. Kern	Robert Palmer

John W. Eng

SCG CAPITAL, LLC

Per:
Authorized Signatory

SCHEDULE 1

TO THE SHARE PURCHASE AGREEMENT

AMONG RECOV ENERGY CORP.,

GENERAL GOLD CORPORATION AND

THE SHAREHOLDERS OF GENERAL GOLD CORPORATION

The Selling Shareholders

Name	Address	No. of Shares held before Closing	No. of Warrants held before Closing
Cassie A. Terrell	6400 Sharlands Ave #L1077 Reno, NV 89523	8,000	4,000
Marie Zubkoff	7432 E. Ann Way Scottsdale, AZ 85260	60,000	30,000
Andrew Walsh	4031 E. Patrick Court Higley, AZ 85236	30,000	15,000
David E. Havrilla	4320 E. Siesta Land Phoenix, AZ 85050	32,000	16,000
O and M Marketing Co LLC	2986 N. Alma School Road, Suite 3 Chandler, AZ 85224	20,000	10,000
Lynn Zollinger	1025 Verde Valley School Road Sedona, AZ 86351	20,000	10,000
ZM Marketing LLC	1025 Verde Valley School Road Sedona, AZ 86351	20,000	10,000
Scott Renninger	2324 Foxhaven Road Franklin, TN 37069	560,000	280,000
Peggy L. Swan	195 Bridle Path Terrace Sparks, NV 89436	8,000	4,000
Napoleon Pisano	8534 E. Grandview Mesa, AZ 85207	40,000	20,000
John P. Nguyen	4834 N. 35th Avenue Phoenix, AZ 85017	12,000	6,000
Bob N. Laws	6234 W. Monona Drive Glendale, AZ 85308	160,000	80,000
Life-Flo Health Care Products John Rose, President	11202 N. 24th Ave Phoenix, AZ 85029	100,000	50,000
John A. Medina	543 Stansbury Avenue Tooele, Utah 84074	20,000	10,000
Craig R. Moore	10225 N. 103rd Avenue Sun City, AZ 85351-4413	40,000	20,000
Linda June Muirhead	2324 Foxhaven Drive Franklin, TN 37069	80,000	40,000

Russell R. Nichols	900 South Meadows Parkway Apt 2324, Reno, NV 89521	160,000	80,000
Robert L. Hall	10817 E. Rosemary Lane Scottsdale, AZ 85255	40,000	20,000
Jose Felix Rivera	944 San Eduardo Ave Henderson, NV 89015	20,000	10,000
Vivian A. Saenz	3504 Socorro Trail Austin, TX 78739	8,000	4,000
Craig Scott Thorpe	9971 E. Monte Cristo Ave Scottsdale, AZ 85260	20,000	10,000
Jack Tomasino	502 Bonnie Brae Erie, PA 16511	12,000	6,000
Augustine Vega	3504 Socorro Trail Austin, TX 78739	48,000	24,000
Ben I. Welch	1087 E. Belle Meadows Way Murray, UT 84121	20,000	10,000
Epifano I. Welch	7689 E. Desert Honeysuckle Drive Gold Canyon, AZ 85218	20,000	10,000
Mary P. Welch	7689 E. Desert Honeysuckle Drive Gold Canyon, AZ 85218	20,000	10,000
Erlinda Wenniger	15031 S. 47th Way Phoenix, AZ 85044	80,000	40,000
Sarah V. Carrasco	7790 Holiday Lane Reno, NV 89511	26,000	13,000
Mr. & Mrs Kenneth M. Ferjo	7790 Holiday Lane Reno, NV 89511	280,000	140,000
Tammy L. Frichette	6350 Pima Court Sunvalley, NV 89433	16,000	8,000
John L. Hay, Trustee of the John L. Hay Revocable Trust U/I/T dated March 26, 1992 as amended and restated	201 East Haywood Ave Phoenix, AZ 85020	20,000	10,000
Lori Hernandez	2230 E. Sandra Terrace Phoenix, AZ 85022	16,000	8,000
James M. Kerrigan	401 Melody Lane Hubbard, OH 44425-2222	340,000	170,000
Margaret A. Kerrigan	401 Melody Lane Hubbard, OH 44425-2222	40,000	20,000
Carol S. Knott	438 E. Hackamore Street Mesa, AZ 85203	16,000	8,000
Samuel G. Nunnemaker	3950 Hill View Drive Carson City, NV 89701	4,000	2,000
Robert G. Carrington	3025 Fairlands Drive Reno, NV 89523	32,000	16,000

Diane Spehar	2828 Royal Palm #A Costa Mesa, CA 92626	8,000	4,000
Gloria Liebert	57 N. 5th Street Tooele, UT 84074	8,000	4,000
Katherine R. Arroyo	10552 Bilbrook Place Austin, TX 78748	8,000	4,000
Mary E. Buitron	9707 Braewick Drive Houston, TX 77098	8,000	4,000
James D. Garcia	153 E. Utah Avenue Tooele, UT 84074	8,000	4,000
Bingham C. Doan	1426 E Grovers Ave, #15 Phoenix, AZ 85022	12,000	6,000
Marcos J. Vega	5406 Hunters Glen Austin, TX 78745	8,000	4,000
Phyllis Jones and Paul Welch	2758 S. Rogers Mesa, AZ 85202	24,000	12,000
Steven K. Belnap	618 No. 700 West Brigham City, Utah 84302	32,000	16,000
Maximillian Vigil	12425 Woodbine Street, Los Angeles, CA 90066	80,000	40,000
Maia B. Ray	1795 Buena Vista Trail Prescott, Arizona 86305	40,000	20,000
Brad Marchant	4360 Canterbury Crescent North Vancouver, BC V7R 3N6	40,000	20,000
Robert Waters	Suite 827-470 Granville Street Vancouver, BC V6C 1V5	24,000	12,000
Strato Malamas	4526 Underwood Avenue North Vancouver, BC V7K 2S2	240,000	120,000
Lawrence Myers	5th Floor, 195 Alexander Street Vancouver, BC V6A 1B8	200,000	100,000
Justin Myers	5th Floor, 195 Alexander Street Vancouver, BC V6A 1B8	20,000	10,000
Chloe Myers	5th Floor, 195 Alexander Street Vancouver, BC V6A 1B8	20,000	10,000
Zachary Myers	5th Floor, 195 Alexander Street Vancouver, BC V6A 1B8	20,000	10,000
Edward Bela Handja	2451 Dolly Varden Road Campbell River, BC V9W 4W5	40,000	20,000
Despina Malamas	4526 Underwood Ave North Vancouver, BC V7K 2S2	8,000	4,000
Stephanie Malamas	4526 Underwood Ave North Vancouver, BC V7K 2S2	8,000	4,000
Nicole Malamas	4526 Underwood Ave North Vancouver, BC V7K 2S2	8,000	4,000
Jason Beers	4526 Underwood Ave North Vancouver, BC V7K 2S2	8,000	4,000

0692740 B.C. Ltd.	1727 Enderby Avenue Delta, BC V4L 1S9	96,000	48,000
Jerry Stefaniuk	3837 Hamber Place North Vancouver, BC V7G 2K2	40,000	20,000
Mike Bishop	2966 Eddystone Cr North Vancouver, BC V7H 1B9	40,000	20,000
David Kirk	#505-5652 Patterson Avenue Burnaby, BC V5H 4C8	80,000	40,000
Rebecca Suiker	4-3363 Rosemary Heights Crescent Surrey, BC V3S 0X8	40,000	20,000
Robert Carrington	P.O. Box 767 Fallon, Nevada 89407	1,668,000	-
John Carrington	P.O. Box 767 Fallon, Nevada 89407	1,666,000	-
Samuel Nunnemaker	3950 Hillview Drive Carson City, Nevada 89701	1,666,000	-
Michael Kelly	7110 Ishi Point Dr. Reno, Nevada 89523	24,000	12,000
David W. Gradidge	14737 Upper Roper Avenue White Rock, BC V4B 2E1	40,000	20,000
William Whittle	Suite 107 – 1576 Merklin Street White Rock, BC V6L 3C7	1,460,000	-
FastMarine Group Ltd.	4448 Patterdale Drive North Vancouver, BC V7R 4L8	5,000,000	-
David J. Salari	58 West Street Oakville, Ontario L6L 2Y8	200,000	-
Robert Turner	P.O. Box 2605 Fernley, Nevada 89408	200,000	-
Grassy Mole Enterprises Ltd.	5th Floor, 195 Alexander Street Vancouver, BC V6A 1B8	10,000,000	-
Walter T. Plummer	1804 Lindell Avenue Lindell Beach, BC V2R 4W7	200,000	-
Judith Parent	16706 North 109th Way Scottsdale, AZ 85255	1,040,000	-
Stephen Parent	16706 North 109th Way Scottsdale, AZ 85255	1,900,000	-
Aegean Capital Management	38820 N. 25th Avenue Phoenix, Arizona 85086	5,000,000	-
Thoridar V Ltda.	Apartado 10455-1000, San Jose, Costa Rica	480,000	240,000
Ed Handja	2451 Dolly Varden Rd., Campbell River, BC V9W 4W5	40,000	20,000
Jon E. Kiesel	1240 India Street, Unit 915 San Diego, CA 92101	100,000	50,000
Kenneth M. Ferjo	7790 Holiday Lane, Reno, NV 89511	50,000	25,000

Jennifer Remmel	12259 Northwoods Blvd., Truckee, CA 96161	16,000	8,000
Brett Cordes	6688 E. Duane Lane, Scottsdale, AZ 85262	24,000	12,000
Nuel G. Stroheker	19700 N. 76th Street 1082 Scottsdale, AZ 85255	40,000	20,000
Colleen M. Sweeney	9460 N. Oak Meadow Lane Prescott, AZ 86305	32,500	16,250
Karmali Valimohamed and Gulzar Valimohamed	7998 Woodhurst Dr. Burnaby, BC V5A 4E7	10,000	5,000
Louis Kish	8526 Chilliwack Mountain Rd. Chilliwack, BC V2R 3W8	160,000	80,000
John R. Rose	101 W. Kaler Dr., Phoenix, AZ 85021	120,000	60,000
Nyangenya I. Maniga	1033 W. Juanita Avenue Gilbert, AZ 85233	40,000	20,000
Amy L. Martinez	7461 West Matilda Lane Glendale, AZ 85308	80,000	40,000
John Karnish	117 Peaton Center San Leandro, CA 94577	31,000	15,500
Terry Sklavenitis	2732 West 35th Avenue Vancouver, BC V6N 2M2	50,000	25,000
Mickey Goldberg	59 West Street Oakville, Ont. L6L 2Y8	4,000	2,000
Nick Salari	59 West Street Oakville, Ont. L6L 2Y8	4,000	2,000
Douglas M. Jones	4400 Ironwood Avenue Seal Beach, CA 90740	20,000	10,000
Vincent A. Zaldivar	2728 Brookstone Court Las Vegas, NV 89117-2444	280,000	140,000
Georgios Polyhronopoulos	29115 North 144th Street Scottsdale, AZ 85262	20,000	10,000
Daniel E. Kern	1027 Goldenrod Avenue Corona Del Mar, CA 92625	400,000	200,000
SCG Capital, LLC	19495 Biscayne Blvd. 608 Aventura, FL 33180	200,000	100,000
Robert Palmer	4607 Timberglen #2814 Dallas, TX 75287	160,000	80,000
John W. Eng	3122 Shari Way Sparks, NV 89431	24,000	12,000

William Whittle “In Trust”	1 East Liberty Street, Suite 6000 Reno, NV 89504	32,000	16,000
TOTAL		36,097,500	3,048,750

Total: 104

SCHEDULE 2

TO THE SHARE PURCHASE AGREEMENT

AMONG RECOV ENERGY CORP.,

GENERAL GOLD CORPORATION AND

THE SHAREHOLDERS OF GENERAL GOLD CORPORATION

CERTIFICATE OF NON-U.S. SHAREHOLDER

OF

RECOV ENERGY CORP.

In connection with the issuance of common stock (“Pubco Common Stock”) of Recov Energy Corp., a Delaware corporation (“Pubco”), to the undersigned, pursuant to that certain Share Purchase Agreement dated January 20, 2006 (the “Agreement”), among Pubco, General Gold Corporation, a company incorporated pursuant to the laws of the State of Nevada (“General Gold”) and the shareholders of General Gold as set out in the Agreement, the undersigned hereby agrees, represents and warrants that:

1.            the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.            none of the Pubco Common Stock have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act;

3.            the undersigned has not undertaken, and will have no obligation, to register any of the Pubco Common Stock under the U.S. Securities Act;

4.            Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

5.            the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Common Stock and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

6.            none of the Pubco Common Stock is listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the

Pubco Common Stock will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

7.            the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Common Stock as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Common Stock;

8.            neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Common Stock;

9.            the Pubco Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

10.          the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

11.          the undersigned understands and agrees that the Pubco Common Stock will bear the following legend:

“NONE OF THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

12.         in order to establish the qualification of the undersigned to acquire the Pubco Common Stock, the information requested below must be supplied. The undersigned is an "accredited investor" as defined in Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____           Category 1.      an individual who beneficially owns, or who together with a spouse beneficially owns, financial assets (defined in MI 45-103 to mean cash and securities) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

_____           Category 2.      an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding that net income level in the current year;

_____           Category 3.     a person or company, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$5,000,000 and, unless the person is an individual, that amount is shown on its most recently prepared financial statements; or

_____           Category 4.      a person or company in respect of which all of the owners of interests (except the voting securities required by law to be owned by directors), direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

                                                                                                                          Date:                                                       , 2006

Signature

Print Name

Title (if applicable)

Address

SCHEDULE 3

TO THE SHARE PURCHASE AGREEMENT

AMONG RECOV ENERGY CORP.,

GENERAL GOLD CORPORATION AND

THE SHAREHOLDERS OF GENERAL GOLD CORPORATION

CERTIFICATE OF U.S. SHAREHOLDER

OF

RECOV ENERGY CORP.

In connection with the issuance of common stock (“Pubco Common Stock”) of Recov Energy Corp., a Delaware corporation (“Pubco”), to the undersigned, pursuant to that certain Share Purchase Agreement dated January 20, 2006 (the “Agreement”), among Pubco, General Gold Corporation, a company incorporated pursuant to the laws of the State of Nevada (“General Gold”) and the shareholders of General Gold as set out in the Agreement, the undersigned hereby agrees, represents and warrants the following:

1.	Acquired Entirely for Own Account.

The undersigned represents and warrants that he, she or it is acquiring the Pubco Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the Pubco Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Pubco Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Pubco Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.	Information Concerning Pubco.

The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Pubco Common Stock, including but not limited to Pubco’s Form 10-KSB and other reports filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Pubco (as such term is defined in this Agreement) (the “Disclosure Documents”). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Pubco in response to all inquiries in respect thereof.

3.	Economic Risk and Suitability.

The undersigned represents and warrants as follows:

(a)

the undersigned realizes that the Pubco Common Stock involves a high degree of risk and it is a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the Pubco Common Stock for an indefinite period of time;

(b)

the undersigned recognizes that there is no assurance of future profitable operations and that investment in Pubco involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Pubco Common Stock;

(c)

the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in Pubco for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the Pubco Common Stock is a suitable investment for the undersigned;

(d)

the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Pubco Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Pubco Common Stock;

(e)

the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Pubco Common Stock, or has a pre-existing personal or business relationship with Pubco or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Pubco or such other person;

(f)

the undersigned has carefully read the Disclosure Documents and Pubco has made available to the undersigned or the undersigned’s advisors all information and documents requested by the undersigned relating to investment in the Pubco Common Stock, and has provided answers to the undersigned’s satisfaction to all of the undersigned’s questions concerning Pubco;

(g)

if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Pubco Common Stock (or all of its equity owners are “accredited investors” as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

(h)	the undersigned understands that neither Pubco nor any of its officers or directors has any obligation to register the Pubco Common Stock under any federal or other applicable securities act or law;

(i)

the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Pubco Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

(j)

all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Pubco Common Stock, he, she or it will immediately provide such information to Pubco;

(k)

the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Pubco Common Stock; and

(l)	the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.
4.	Restricted Securities.

The undersigned acknowledges that Pubco has hereby disclosed to the undersigned in writing:

(a)

the Pubco Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	Pubco will make a notation in its records of the above described restrictions on transfer and of the legend described below.
5.	Legends.

The undersigned agrees that the Pubco Common Stock will bear the following legend:

“THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE

SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

6.	Suitable Investor.

In order to establish the qualification of the undersigned to acquire the Pubco Common Stock, the information requested in either subsection 6(a) or (b) below must be supplied.

(a)          The undersigned is an “accredited investor,” as defined in Securities and Exchange Commission (the “SEC”) Rule 501. An “accredited investor” is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN “X” ON THE APPROPRIATE LINE BELOW.

_____           Category 1.     A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____            Category 2.      A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____            Category 3.      A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____            Category 4.      An insurance company as defined in Section 2(13) of the Securities Act; or

_____            Category 5.      An investment company registered under the Investment Company Act of 1940; or

_____            Category 6.      A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

_____            Category 7.     A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____            Category 8.      A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____            Category 9.    An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____            Category 10.    A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or

_____            Category 11.    An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____	Category 12.	A director or executive officer of Pubco; or

_____            Category 13.    A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000; or

_____            Category 14.    A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____            Category 15.   A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____	Category 16.	An entity in which all of the equity owners are accredited investors.

(b)          The undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN “X” ON THE LINE BELOW.

_____           The undersigned, either alone or with the undersigned’s representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Pubco Common Stock. To the extent necessary, the undersigned has retained, at the undersigned’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Pubco Common Stock. In addition, the amount of the undersigned’s investment in the Pubco Common Stock does not exceed ten percent (10%) of the undersigned’s net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Pubco Common Stock.

7.	Understandings.

The undersigned understands, acknowledges and agrees that:

(a)

no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Pubco Common Stock;

(b)

this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c)

the Pubco Common Stock is “restricted securities” in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Pubco Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfil the investor suitability requirements thereunder;

(d)

the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Pubco Common Stock is acquired as if made on and as of such date; and

(e)

THE PUBCO COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

                                                                                                                          Date:                                                       , 2006

Signature

Print Name

Title (if applicable)

Address

SCHEDULE 4

TO THE SHARE PURCHASE AGREEMENT

AMONG RECOV ENERGY CORP.,

GENERAL GOLD CORPORATION AND

THE SHAREHOLDERS OF GENERAL GOLD CORPORATION

Directors and Officers of General Gold

William Whittle	President, Chief Executive Officer, Chief Financial Officer and Director

David J. Salari	Secretary and Director

Walter T. (Terry) Plummer	Director

SCHEDULE 5

TO THE SHARE PURCHASE AGREEMENT

AMONG RECOV ENERGY CORP.,

GENERAL GOLD CORPORATION AND

THE SHAREHOLDERS OF GENERAL GOLD CORPORATION

Directors and Officers of Pubco

Richard Verdiramo	President, Chief Executive Officer and Director

Leslie James Porter	Chief Financial Officer and Director

Robert Gilbert	Director, Vice President and Chief Operating Officer

SCHEDULE 6

TO THE SHARE PURCHASE AGREEMENT

AMONG RECOV ENERGY CORP.,

GENERAL GOLD CORPORATION AND

THE SHAREHOLDERS OF GENERAL GOLD CORPORATION

Leases, Subleases, Claims, Capital Expenditures and Other Property Interests

Lease Agreement between Independence Gold-Silver Mines Inc. and Gold Range Company, LLC

SCHEDULE 7

TO THE SHARE PURCHASE AGREEMENT

AMONG RECOV ENERGY CORP.,

GENERAL GOLD CORPORATION AND

THE SHAREHOLDERS OF GENERAL GOLD CORPORATION

Material Contracts

Assignment of Lease Agreement between General Gold Corporation and Gold Range Company, LLC dated April 29, 2005.

Assignment of Lease and Consent Agreement between Independence Gold-Silver Mines Inc., Gold Range Company, LLC and General Gold Corporation dated June 29, 2005.